Exhibit 99.2

NEXPOINT
REAL ESTATE FINANCE

NYSE:NREF

Q4 2021 Financial Supplement

February 17, 2022

CONTACT

NEXPOINT REAL ESTATE FINANCE
(NYSE:NREF)
300 Crescent Court, Suite 700
Dallas, Texas 75201
(w) nref.nexpoint.com

INVESTOR RELATIONS
Jackie Graham
(p) 214.276.6300
(e) jgraham@nexpoint.com

Cautionary Statements

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "estimate", "expect," "intend," "may", "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company’s business and industry in general, estimated yields on investment, guidance for financial results for the first quarter of 2022 and full year 2022, including the Company's estimated net income, earnings available for distribution (“EAD”), cash available for distribution (“CAD”) and dividend coverage ratios and related assumptions. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including the ultimate duration and severity of the COVID-19 pandemic, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact, as well as those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s Annual Report on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD and CAD. EAD has replaced our prior presentation of Core Earnings. In addition, Core Earnings results from prior reporting periods have been relabeled EAD. In line with evolving industry practices, we believe EAD more accurately reflects the principal purpose of the measure than the term Core Earnings and will serve as a useful indicator for investors in evaluating our performance and our long-term ability to pay distributions.

EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP inlcuding net income (loss) attributable to non-controlling interests, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. We use EAD to evaluate our performance which excludes the effects of certain GAAP adjustments and transactions that we believe are not indicative of our current operations and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to NREA (as defined below), our manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs.

We calculate CAD by adjusting EAD by adding back amortization of premiums and by removing accretion of discounts and non-cash items, such as stock dividends. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

ADDITIONAL INFORMATION

For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the “Financials" tab.

NEXPOINT REAL ESTATE FINANCE	Page | 2

Company Overview

NexPoint Real Estate Finance, Inc. (“NREF” or the “Company”) is a publicly traded mortgage REIT (“mREIT”), with its shares listed on the New York Stock Exchange. The company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental (”SFR”), and self-storage, in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties or properties with “light-transitional” business plans.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. (“NREA”), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate and fixed income experience.

2.8% DISCOUNT TO BOOK[1]	9.6% IMPLIED DIVIDEND YIELD[2]	8.2% INSIDER OWNERSHIP[3]

NREF Total Return Vs Peers

(1)

BASED ON December 31, 2021, BOOK VALUE INCLUDING REDEEMABLE NCI IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING February 16, 2022

(2)	IMPLIED DIVIDEND YIELD IS CALCULATED USING THE ANNOUNCED 1Q DIVIDEND OF $0.500 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON February 16, 2022
(3)	AS OF THE CLOSE OF TRADING ON December 31, 2021
(4)	BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING ON February 16, 2022

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Q4 2021 Highlights

FINANCIAL	●

4Q 2021 net income of $21.0MM, with net income attributable to redeemable noncontrolling interests of $7.6MM, net income attributable to common stockholders of $12.4MM, or $0.92 per diluted common share; compared to net income of $25.2MM, with net income attributable to redeemable noncontrolling interests of $11.1MM, net income attributable to common stockholders of $13.2MM, or $1.17 per diluted common share in 3Q 2021[1]

	●	4Q 2021 earnings available for distribution of $11.8MM, or $0.54 per diluted share compared to $10.5MM, or $0.51 per diluted share in 3Q 2021[2]
	●	Book value of $461.93MM, or $21.51 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A Preferred Stock; a 2.2% increase over 3Q 2021 book value on a per share basis
	●	Paid a 4Q 2021 dividend of $0.475 per common share on December 30, 2021
	●	Announced 1Q 2022 dividend of $0.500 per common share to be paid on March 31, 2022

PORTFOLIO	●	Outstanding total portfolio of $1.7B, comprised of 69 investments [3]
	●	SFR, multifamily and life sciences represent 44.9%, 53.2% and 1.9% of our debt portfolio, respectively
	●	Weighted average loan to value (“LTV”) [4] and debt service coverage ratio (“DSCR”) on our SFR, CMBS, CMBS IO strips, preferred, mezz and convertible note investments are 67.9% and 1.99x3, respectively
	●	As of February 16, 2022, there are no loans currently in forbearance in our portfolio
	●	During 4Q 2021 we originated mezzanine and convertible notes with an aggregate principal amount of $40.8MM
	●	On October 25, 2021, a $12.1MM single-family rental first mortgage loan was repaid in full
	●	On November 8, 2021, we purchased $30.0MM of a preferred equity investment with a current yield of 10.0%
	●	On December 9, 2021, we purchased a $61.3MM floating rate Freddie Mac K-Series B-Piece, with an estimated yield of SOFR +525 bps
	●	On December 27, 2021, a $8.1 MM single-family rental first mortgage loan was repaid in full
	●	On December 31, 2021, we purchased a 204-unit multifamily property in Charlotte, North Carolina for $62.0MM

CAPITALIZATION	●	As of February 16, 2022, the Company’s debt to book value ratio was 2.53x
	●	Secured credit facility, matched in structure and term of the underlying SFR loans, with a weighted average remaining term of 6.5 years as of December 31, 2021
	●	As of February 16, 2022, outstanding repo financing was $302.7MM, which equates to a 57.5% advance rate on our CMBS B-Piece and IO Strip portfolio[5]
	●	On December 20, 2021, NREF issued $60.0MM of 5.75% Senior Unsecured Notes due 2026

(1)	DILUTED EPS ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS
(2)	EAD PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. SEE “RECONCILIATIONS” SLIDE
(3)	AS OF February 16, 2022 AND CMBS B-PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
(4)

LOAN TO VALUE IS GENERALLY BASED ON THE INITIAL LOAN AMOUNT DIVIDED BY THE AS–IS APPRAISED VALUE AS OF THE DATE THE LOAN WAS ORIGINATED OR BY THE CURRENT PRINCIPAL AMOUNT AS OF THE DATE OF THE MOST RECENT AS-IS APPRAISED VALUE. FOR OUR CMBS B-PIECES, LTV IS BASED ON THE WEIGHTED AVERAGE LTV OF THE UNDERLYING LOAN POOL

(5)	BASED ON ACTUAL COLLATERAL POSTED

NEXPOINT REAL ESTATE FINANCE	Page | 4

4Q 2021 Earnings and Book Value

●	Net interest income of $8.0MM, an increase of 22.0% over 3Q 2021
●

Net income of $21.0MM, with net income attributable to redeemable noncontrolling interests of $7.6MM, net income attributable to common stockholders of $12.4MM, or $0.92 per diluted common share; compared to net income of  $25.2MM, with net income attributable to redeemable noncontrolling interests of $11.1MM, net income attributable to common stockholders of $13.2MM, or $1.17 per diluted common share in 3Q 2021

●	Earnings available for distribution of $11.8MM, or $0.54 per diluted common share; compared to $10.5MM, or $0.51 per diluted common share in 3Q 2021
●	BV per common share including redeemable NCI in the Operating Partnership increased 2.2% to $21.51/share, compared to $21.04/share at the end of 3Q 2021

NEXPOINT REAL ESTATE FINANCE	Page | 5

Net Income, EAD, CAD and Guidance

NET INCOME/EAD/CAD:

●	Net income per diluted common share for the 4Q 2021 is $0.92, compared to $1.17 per diluted common share reported in 3Q 2021
●	4Q 2021 EAD per diluted share is $0.54, an increase of 5.9% compared to 3Q 2021 reported EAD per diluted share
●	4Q 2021 CAD per diluted share is $0.63, an increase of 1.6% over 3Q 2021 reported CAD per diluted share

Q1 GUIDANCE:

●	1Q 2022 EAD per diluted share guidance is $1.22[1] at the mid-point
●	1Q 2022 CAD per diluted share guidance is $1.57[1] at the mid-point

FULL YEAR GUIDANCE:

●	2022 EAD per diluted share guidance is $2.72[2] at the mid-point
●	2022 CAD per diluted share guidance is $3.21[2] at the mid-point

(1)	NET INCOME IN 1Q 2022 IS ESTIMATED TO BE BETWEEN $25.1MM AND $27.3MM. SEE “RECONCILIATIONS” SLIDES
(2)	NET INCOME IN 2022 IS ESTIMATED TO BE BETWEEN $56.1MM AND $58.3MM. SEE “RECONCILIATIONS” SLIDES

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Dividend and EAD/CAD Coverage

4Q 2021 DIVIDEND:

●	4Q dividend of $0.475/common share was paid December 30, 2021
●	4Q 2021 EAD dividend coverage is 1.14x
●	4Q 2021 CAD dividend coverage is 1.33x

1Q 2022 DIVIDEND:

●	1Q 2022 dividend of $0.500 per common share declared by the Board of Directors to be paid on March 31, 2022, a 5.3% increase from 4Q 2021 dividend per common share
●	1Q 2022 estimated EAD dividend coverage of 2.44x1 at the mid-point
●	1Q 2022 estimated CAD dividend coverage of 3.14x1 at the mid-point

EAD and CAD Per Diluted Share
$0.43
$0.47
$0.41
$0.47
-%
$0.51
$0.62
31.9%
$0.54
$0.63
1.6%
$1.22
$1.57
149.2%
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022 Est
EAD/Share
CAD/Share

(1)	NET INCOME IN 1Q 2022 IS ESTIMATED TO BE BETWEEN $25.1MM AND $27.3MM. SEE “RECONCILIATIONS” SLIDES

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Portfolio Commentary

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, mezzanine debt, preferred equity and common stock investments in short-duration lease-term assets (multifamily, SFR, self-storage, life sciences) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, no land loans and no for-sale loans. As of February 16, 2022, there are no loans currently in forbearance in our portfolio.

6.5 YEARS AVERAGE REMAINING TERM[5]	90.8% OF PORTFOLIO STABILIZED[5]	67.9% WEIGHTED AVG LOAN TO VALUE[5]	1.99x WEIGHTED AVG DSCR[5]

MULTIFAMILY

●    Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress

●    Aggregate losses in Freddie Mac’s origination history have averaged 5 bps per year dating back to 1994[1]

●    Since 2009 and through December 2021, there have been $40.4MM in losses on $478B of combined issuance[2]

●    As of December 27, 2021, $2.1B of outstanding UPB, representing 0.6% of total securitized UPB, are currently in forbearance[3]

SINGLE-FAMILY RENTAL

●    Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily

●   Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 6.5 years of average weighted term to maturity and a 250 bps interest rate spread[4]

●    Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

●    Sticky COVID-related demand continues to be a tailwind moving into 2022

●    Occupancies across the sector remain at all-time highs with other fundamentals remaining strong

●    Historically, self-storage has outperformed other real estate asset types during economic downturns

LIFE SCIENCES

●    Secular demand growth can be reliably estimated by looking into past performance over the last 10-15 years.

●    Increases in technology, spending and medical talent have created strong demand for real estate that meets unique and specific requirements

(1)	FREDDIE MAC; 4Q 2020
(2)	FREDDIE MAC; DECEMBER 2021
(3)	DECEMBER (2021) SECURITIZATION FORBEARANCE REPORT – FREDDIE MAC
(4)	AS OF DECEMBER 31, 2021
(5)	AS OF February 16, 2022, AND EXCLUDING THE NEXPOINT STORAGE PARTNERS, INC COMMON STOCK (FORMERLY, JCAP SERIES A PREFERRED), AND THE HUDSON MONTFORD MULTIFAMILY PROPERTY

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Geographic and Asset Type Exposure1

MN
3%
NY
4%
NJ
4%
MD
4%
NV
4%
CA
6%
AZ
4%
TX
11%
GA
23%
FL
15%
LESS THAN 2.0% OF TOTAL

Geographic and Asset Type Exposure[1]

Life Sciences 2%
$1.7B
CURRENT PRINCIPAL[1]
SFR 45%
Multifamily
53%
Convertible Note 3%
Preferred 6%
Mezz 9%
Senior
Loan 45%
IO Strips
4%
67.9%
WEIGHTED AVG LTV[1]
CMBS 33%

1

(1)	AS OF February 16, 2022 AND EXCLUDING THE NEXPOINT STORAGE PARTNERS, INC COMMON STOCK (FORMERLY, JCAP SERIES A PREFERRED), AND THE HUDSON MONTFORD MULTIFAMILY PROPERTY

NEXPOINT REAL ESTATE FINANCE	Page | 9

Portfolio

#	Investment[1]	Location	Property Type	Investment Date	Current Principal		Net Equity[2]	Coupon[3]		Remaining Term[4]	Loan to Value	DSCR
1	Senior Loan	Various	SFR	2/11/2020	$508,700		$77,873	4.65%		6.7	68.11%	1.30x
2	Senior Loan	Various	SFR	2/11/2020	62,023		9,597	4.95%		7.2	65.00%	1.56x
3	Senior Loan	Various	SFR	2/11/2020	51,304		7,517	4.74%		3.8	54.10%	1.89x
4	Senior Loan	Various	SFR	2/11/2020	37,639		6,014	5.55%		6.8	71.86%	1.35x
5	Senior Loan	Various	SFR	2/11/2020	10,350		1,599	4.72%		6.7	68.45%	1.13x
6	Senior Loan	Various	SFR	2/11/2020	10,401		1,627	5.35%		6.1	70.52%	1.20x
7	Senior Loan	Various	SFR	2/11/2020	10,523		1,586	5.30%		4.2	63.16%	1.91x
8	Senior Loan	Various	SFR	2/11/2020	9,583		1,473	6.10%		6.8	72.08%	2.27x
9	Senior Loan	Various	SFR	2/11/2020	8,910		1,395	5.88%		7.0	54.48%	1.05x
10	Senior Loan	Various	SFR	2/11/2020	7,601		1,187	5.34%		7.1	72.07%	1.63x
11	Senior Loan	Various	SFR	2/11/2020	6,685		1,043	5.46%		7.2	70.22%	1.42x
12	Senior Loan	Various	SFR	2/11/2020	6,086		938	4.83%		6.8	70.09%	1.70x
13	Senior Loan	Various	SFR	2/11/2020	6,541		972	5.47%		2.1	66.97%	1.01x
14	Senior Loan	Various	SFR	2/11/2020	5,760		885	5.99%		6.9	70.00%	1.72x
15	Senior Loan	Various	SFR	2/11/2020	5,550		858	5.24%		6.8	56.12%	1.42x
16	Senior Loan	Various	SFR	2/11/2020	5,487		766	5.33%		1.6	65.46%	1.43x
17	Senior Loan	Various	SFR	2/11/2020	5,260		818	5.46%		7.0	72.05%	1.35x
18	Senior Loan	Various	SFR	2/11/2020	4,684		730	5.35%		7.1	73.18%	0.81x
	Total SFR				763,087		116,878	4.83%		6.4	66.99%	1.38x
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$35,644	[5]	$15,476	6.14%	[6]	4.2	64.01%	6.36x
2	CMBS B-Piece	Various	Multifamily	2/11/2020	34,900	[5]	16,302	6.09%	[6]	4.9	62.69%	5.35x
3	CMBS B-Piece	Various	Multifamily	4/23/2020	81,999	[5]	25,163	3.50%		8.2	63.74%	2.29x
4	CMBS B-Piece	Various	Multifamily	7/30/2020	51,428	[5]	22,320	9.09%	[7]	5.5	66.72%	3.57x
5	CMBS B-Piece	Various	Multifamily	8/6/2020	108,643	[5]	26,388	11.43%	[8]	8.5	68.96%	3.46x
6	CMBS B-Piece	Various	Multifamily	4/20/2021	76,047	[5]	30,134	6.30%	[9]	9.2	70.29%	2.56x
7	CMBS B-Piece	Various	Multifamily	6/30/2021	108,035	[5]	31,026	6.88%	[8]	5.0	66.70%	1.86x
8	CMBS B-Piece	Various	Multifamily	12/9/2021	61,277	[5]	25,325	5.30%		2.8	74.92%	2.16x
	Total CMBS B-Pieces				557,973		192,134	7.12%		6.5	67.68%	3.03x
1	CMBS IO Strip	Various	Multifamily	5/18/2020	$2,451	[10]	$871	2.02%		24.7	65.42%	2.02x
2	CMBS IO Strip	Various	Multifamily	8/6/2020	8,046	[10]	3,292	0.10%		8.5	68.96%	3.46x
3	CMBS IO Strip	Various	Multifamily	8/6/2020	22,388	[10]	8,323	2.98%		8.5	68.96%	3.46x
4	CMBS IO Strip	Various	Multifamily	4/28/2021	7,439	[10]	1,986	1.59%		8.1	63.74%	2.29x
5	CMBS IO Strip	Various	Multifamily	5/27/2021	4,781	[10]	1,537	3.38%		8.4	67.20%	2.10x
6	CMBS IO Strip	Various	Multifamily	6/7/2021	596	[10]	218	2.31%		6.9	63.87%	2.44x
7	CMBS IO Strip	Various	Multifamily	6/11/2021	7,464	[10]	3,079	1.25%		6.9	63.67%	1.50x
8	CMBS IO Strip	Various	Multifamily	6/24/2021	2,020	[10]	736	1.20%		6.9	64.06%	1.65x
9	CMBS IO Strip	Various	Multifamily	8/10/2021	3,306	[10]	1,201	1.89%		7.8	68.50%	1.88x
10	CMBS IO Strip	Various	Multifamily	8/11/2021	1,713	[10]	628	3.10%		9.6	67.12%	2.24x
11	CMBS IO Strip	Various	Multifamily	8/24/2021	323	[10]	317	2.61%		9.1	61.32%	4.18x
12	CMBS IO Strip	Various	Multifamily	9/1/2021	4,912	[10]	4,827	1.92%		8.5	67.59%	2.07x
13	CMBS IO Strip	Various	Multifamily	9/11/2021	4,908	[10]	4,884	2.95%		9.6	62.71%	2.32x
	Total CMBS IO Strip				70,347		31,899	2.13%		8.8	66.79%	2.65x

$s IN 0,000s EXCEPT PER SHARE DATA

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#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]		Remaining Term[4]	Loan to Value	DSCR
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$7,500	$7,500	11.00%	[11]	1.5	79.27%	1.08x
2	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,975	7.59%		7.4	89.39%	1.33x
3	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	5,021	7.71%		9.3	84.91%	1.43x
4	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,344	7.42%		9.5	84.78%	1.44x
5	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	9,610	4,022	7.42%		9.5	84.26%	1.47x
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	7,390	3,093	7.42%		9.5	80.29%	1.61x
7	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	6,829	2,850	7.53%		7.0	70.99%	1.37x
8	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,313	7.33%		7.3	81.06%	1.37x
9	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,284	7.50%		7.3	89.27%	1.25x
10	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,674	7.89%		6.9	83.80%	1.55x
11	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,544	7.83%		6.8	81.48%	1.47x
12	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	3,620	1,515	7.42%		9.5	83.26%	1.40x
13	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	3,310	1,382	6.91%		7.5	80.31%	1.28x
14	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,256	7.32%		9.6	83.09%	1.59x
15	Mezzanine	Des Moines, IA	Multifamily	10/20/2020	2,880	1,202	7.89%		6.9	81.64%	1.32x
16	Mezzanine	Tyler, TX	Multifamily	10/20/2020	2,135	891	7.74%		6.8	83.12%	1.72x
17	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	628	7.22%		9.6	78.63%	1.70x
18	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	497	7.71%		7.2	75.49%	1.47x
19	Mezzanine	Vancouver, WA	Multifamily	10/20/2020	1,082	453	8.70%		8.8	84.32%	1.77x
20	Mezzanine	Los Angeles, CA	Multifamily	1/21/2021	24,844	24,483	13.25%	[12]	2.1	N/A	N/A
21	Mezzanine	Irving , TX	Multifamily	11/18/2021	12,600	12,476	11.00%		6.9	91.90%	1.57x
22	Mezzanine	Rogers, AR	Multifamily	12/29/2021	7,760	7,682	11.00%		3.0	86.56%	0.58x
	Total Mezzanine				150,603	93,084	9.12%		6.5	70.30%	1.37x
1	Preferred Equity	Houston, TX	Multifamily	5/29/2020	$10,000	$10,000	11.00%		8.3	73.44%	1.45x
2	Preferred Equity	Holly Springs, NC	Life Sciences	9/29/2021	6,891	6,858	10.00%		1.8	N/A	N/A
3	Preferred Equity	Atlanta , GA	Multifamily	10/26/2021	9,750	9,656	11.00%		2.8	92.30%	1.14x
4	Preferred Equity	Danbury, CT	Life Sciences	11/18/2021	6,878	6,809	10.00%		1.7	46.03%	2.23x
5	Preferred Equity	Las Vegas, NV	Multifamily	12/28/2021	46,847	46,847	10.50%		10.2	98.65%	1.09x
6	Preferred Equity	Vacaville, CA	Life Sciences	1/14/2022	19,594	19,496	10.00%		1.7	21.82%	0.67x
	Total Preferred Equity				99,960	99,666	10.43%		6.5	87.40%	1.05x
1	Convertible Note	Jersey City, NJ	Multifamily	12/28/2021	20,478	20,377	9.00%		2.0	N/A	N/A
2	Convertible Note	Bronx, NY	Multifamily	1/12/2022	38,656	38,463	9.00%		2.0	N/A	N/A
	Total Convertible Notes				59,134	58,840	9.00%		2.0	N/A	N/A
1	Common Stock	N/A	Self-Storage	11/6/2020	N/A	$58,460	N/A		N/A	N/A	N/A
1	Multifamily Property	Las Vegas , NV	Multifamily	12/31/2021	N/A	$30,094	N/A		N/A	N/A	N/A
	Portfolio Total				$1,701,104	$681,055	6.32%		6.5	67.90%	1.99x

$s IN 0,000s EXCEPT PER SHARE DATA

(1)

AS OF February 16, 2022, OUR TOTAL PORTFOLIO REPRESENTS THE CURRENT PRINCIPAL AMOUNT OF THE CONSOLIDATED SFR LOANS, MEZZANINE LOANS, PREFERRED EQUITY, CONVERTIBLE NOTES, COMMON STOCK, AND MULTIFAMILY PROPERTY AS WELL AS THE NET EQUITY OF OUR CMBS B-PIECE INVESTMENTS

(2)	NET EQUITY REPREESENTS THE CARRYING VALUE LESS BORROWINGS
(3)	THE WEIGHTED AVERAGE COUPON IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE
(4)

THE WEIGHTED AVERAGE LIFE IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE AND ASSUMES NO PREPAYMENTS. THE MATURITY DATE USED FOR PREFERRED EQUITY INVESTMENTS REPRESENTS THE MATURITY DATE OF THE SENIOR MORTGAGE, AS THE PREFERRED EQUITY INVESTMENTS HAVE NO STATED MATURITY DATE AND REQUIRE REPAYMENT UPON THE SALE OR REFINANCING OF THE ASSET

(5)	THE CMBS B-PIECES ARE SHOWN ON AN UNCONSOLIDATED BASIS REFLECTING THE VALUE OF OUR INVESTMENTS
(6)	FLOATING RATE CMBS B-PIECE YIELDS 1M LIBOR PLUS 600 BPS. AS OF February 16, 2022, 1M LIBOR WAS 0.12%
(7)	FLOATING RATE CMBS B-PIECE YIELDS 1M LIBOR PLUS 900 BPS. AS OF February 16, 2022, 1M LIBOR WAS 0.12%
(8)	REPRESENTS THE BOND EQUIVALENT YIELD FOR THE FIXED RATE CMBS B-PIECE
(9)	FLOATING RATE CMBS B-PIECE YIELDS 30-DAY AVERAGE SOFR PLUS 625BPS. AS OF February 16, 2022, SOFR WAS 0.05%
(10)	CURRENT PRINCIPAL FOR CMBS IO STRIPS ARE SHOWN AS CURRENT COST
(11)	MEZZANINE INVESTMENT IS FIXED AND PAYS 6.5% CURRENT INTEREST, PAID MONTHLY, WITH THE REMAINING 4.50% ACCRUING AND DUE AT MATURITY
(12)	MEZZANINE INVESTMENT YIELDS WSJ PRIME PLUS 1000 BPS. AS OF February 16, 2022, WSJ PRIME WAS 3.25%

NEXPOINT REAL ESTATE FINANCE	Page | 11

Financials

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Income Statement

For the three months ended	December 31, 2021	September 30, 2021
Interest income	$15,927	$14,372
Interest expense	(7,896)	(7,790)
Net interest income	8,031	6,582
Other income (loss)	16,433	21,963
Total operating expenses	(3,507)	(3,354)
Net income	20,957	25,191
Preferred stock dividends	(882)	(874)
Net (income) attributable to redeemable NCI	(7,640)	(11,084)
Net income attributable to common stockholders	$12,435	$13,233
Weighted average common shares outstanding, diluted¹	21,911	20,721
Net income per share, diluted	$0.92	$1.17

Balance Sheet

	December 31, 2021	December 31, 2020
Cash and cash equivalents	$26,459	$30,241
Restricted cash	6,773	3,230
Real estate investment, net	62,269	-
Loans, held-for-investment, net	241,517	127,777
Common stock investment, at fair value	58,460	44,626
Mortgage loans, held-for-investment, net	847,364	918,114
Accrued interest and dividends	8,319	5,078
Mortgage loans held in variable interest entities, at fair value	7,192,547	5,007,515
CMBS structured pass through certificates, at fair value	69,816	38,984
Accounts receivable and other assets	393	745
Total Assets	$8,513,917	$6,176,310
Secured financing agreements, net	$786,226	$840,453
Master repurchase agreements	286,324	161,465
Unsecured notes, net	168,325	34,960
Mortgages payable, net	32,176	-
Accounts payable and other accrued liabilities	3,903	1,779
Accrued interest payable	3,985	2,311
Bonds payable held in variable interest entities, at fair value	6,726,272	4,731,429
Total Liabilities	8,007,211	5,772,397
Redeemable NCI in the Operating Partnership	261,423	275,670
Total Stockholders Equity	245,283	128,243
Total Liabilities and Stockholders’ Equity	$8,513,917	$6,176,310

(1)	WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

Book Value

	December 31, 2021	December 31, 2020
Common stockholders' equity	$200,503	$90,733
Redeemable noncontrolling interests in the OP	261,423	275,670
Total equity	$461,926	$366,403

Redeemable OP and Sub OP units	12,308	13,787
Common shares outstanding	9,164	5,023
Combined book value per share	$21.51	$19.48

NEXPOINT REAL ESTATE FINANCE	Page | 12

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of 1Q 2022 Net Income to EAD

	Low	Mid	High
For the three months ended	Mar. 31, 2022	Mar. 31, 2022	Mar. 31, 2022
Net income attributable to common stockholders	$18,952	$19,790	$20,628
Net income attributable to redeemable noncontrolling interests	6,163	6,426	6,689
Adjustments:
Amortization of stock-based compensation	652	652	652
EAD	$25,767	$26,868	$27,969

Weighted average common shares outstanding, basic	14,214	14,214	14,214
Weighted average common shares outstanding, diluted¹	22,023	22,023	22,023

EAD per diluted weighted average share	$1.17	$1.22	$1.27
Announced 1Q dividend	$0.500	$0.500	$0.500
Estimated 1Q dividend coverage ratio	2.34x	2.44x	2.54x

(1)	WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

Reconciliation of 1Q 2022 EAD to CAD

	Low	Mid	High
For the three months ended	Mar. 31, 2022	Mar. 31, 2022	Mar. 31, 2022
EAD	$25,767	$26,868	$27,969
Adjustments:
Amortization of premiums	10,579	10,579	10,579
Accretion of discounts	(2,871)	(2,871)	(2,871)
Cash Available for Distribution	$33,475	$34,576	$35,677

Weighted average common shares outstanding, basic	14,214	14,214	14,214
Weighted average common shares outstanding, diluted¹	22,023	22,023	22,023

CAD per diluted weighted average share	$1.52	$1.57	$1.62
Announced 1Q dividend	$0.500	$0.500	$0.500
Estimated 1Q dividend coverage ratio	3.04x	3.14x	3.24x

(1)	WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

NEXPOINT REAL ESTATE FINANCE	Page | 13

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of  full year Net Income to EAD

	Low	Mid	High
For the year ended	Dec. 31, 2022	Dec. 31, 2022	Dec. 31, 2022
Net income attributable to common stockholders	$41,960	$42,804	$43,648
Net income attributable to redeemable noncontrolling interests	14,166	14,431	14,696
Adjustments:
Amortization of stock-based compensation	3,103	3,103	3,103
EAD	$59,229	$60,338	$61,447

Weighted average common shares outstanding, basic	15,045	15,045	15,045
Weighted average common shares outstanding, diluted¹	22,183	22,183	22,183

EAD per diluted weighted average share	$2.67	$2.72	$2.77
Estimated 2022 dividend	$2.000	$2.000	$2.000
Estimated 2022 dividend coverage ratio	1.34x	1.36x	1.39x

(1)	WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

Reconciliation of full year 2022 EAD to CAD

	Low	Mid	High
For the year ended	Dec. 31, 2022	Dec. 31, 2022	Dec. 31, 2022
EAD	$59,229	$60,338	$61,447
Adjustments:
Amortization of premiums	23,158	23,158	23,158
Accretion of discounts	(12,288)	(12,288)	(12,288)
Cash Available for Distribution	$70,099	$71,208	$72,317

Weighted average common shares outstanding, basic	15,045	15,045	15,045
Weighted average common shares outstanding, diluted¹	22,183	22,183	22,183

CAD per diluted weighted average share	$3.16	$3.21	$3.26
Estimated 2022 dividend	$2.000	$2.000	$2.000
Estimated 2022 dividend coverage ratio	1.58x	1.61x	1.63x

(1)	WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

NEXPOINT REAL ESTATE FINANCE	Page | 14

Reconciliation of Net Income (Loss) to Earnings Available for Distribution

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Net income attributable to common stockholders	$12,435	$13,233	$5,542	$8,367
Net income attributable to redeemable noncontrolling interests	7,640	11,084	5,834	15,829
Adjustments:
Amortization of stock-based compensation	538	538	557	391
Loan loss provision, net	-	-	-	124
Unrealized (gains) or losses	(8,832)	(14,336)	(3,859)	(16,476)
EAD	$11,781	$10,519	$8,074	$8,235

Weighted average common shares outstanding, basic	9,163	6,863	5,306	5,023
Weighted average common shares outstanding, diluted[1]	21,911	20,721	19,603	19,199

EAD per diluted weighted average share	$0.54	$0.51	$0.41	$0.43
Dividend per common share	$0.48	$0.48	$0.48	$0.48
EAD dividend coverage ratio	1.14x	1.07x	0.87x	0.91x

(1)	WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

Reconciliation of Earnings Available for Distribution to CAD

	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Earnings Available for Distribution	$11,781	$10,519	$8,074	$8,235
Adjustments:
Amortization of premiums	5,337	5,390	2,808	2,516
Accretion of discounts	(3,271)	(2,976)	(1,680)	(1,668)
Cash Available for Distribution	$13,847	$12,933	$9,202	$9,083

Weighted average common shares outstanding, basic	9,163	6,863	5,306	5,023
Weighted average common shares outstanding, diluted[1]	21,911	20,721	19,603	19,199

CAD per diluted weighted average share	$0.63	$0.62	$0.47	$0.47
Dividend per common share	$0.48	$0.48	$0.48	$0.48
CAD dividend coverage ratio	1.33x	1.31x	0.99x	0.99x

(1)	WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

NEXPOINT REAL ESTATE FINANCE	Page | 15